UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2022

Datchat, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-40729	47-2502264
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

204 Neilson Street
New Brunswick, NJ 08901
(Address of principal executive offices, including ZIP code)

(732) 354-4766
(Registrant’s telephone number, including area code)

65 Church Street
2nd Floor
New Brunswick, NJ 08901
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock. $0.0001 par value	DATS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02: Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer

On February 15, 2022, the Company’s Board of Directors (the “Board”) accepted Chief Financial Officer, Vadim Mats’ resignation, effective immediately. Mr. Mats’ resignation was not the result of any disagreement with the Company relating to its operations, policies or practices.

Appointment of Brett Blumberg as Chief Financial Officer

On February 15, 2022, the Board appointed Brett Blumberg as Chief Financial Officer of the Company. In connection with his appointment as Chief Financial Officer, the parties entered into an Employment Agreement, effective as of February 15, 2022, a copy of which is filed as Exhibit 10.1 hereto. There are no family relationships between Mr. Blumberg and any other director or officer of the Company. There are no transactions in which Mr. Blumberg has an interest requiring disclosure under Item 404(a) of Regulation S-K. Set forth below is the biographical information of Mr. Blumberg, as required by Item 401 of Regulation S-K.

Mr. Blumberg has extensive experience in finance and accounting. He is a certified public accountant and has been a partner of the public accounting firm Jubran, Shorr & Company since 2015. Mr. Blumberg was a senior accountant at CohnReznick, LLP from 2013 to 2014. Prior to obtaining his CPA license Mr. Blumberg was a private banker at Wells Fargo and owned and operated a Mortgage Brokerage/Banking Company, Canyon Financial Group, LLC from 2006 to 2012. He previously worked in recruitment and talent acquisition for accounting and finance firms from 2000 to 2006. Mr. Blumberg has a B.A. in economics and psychology from SUNY Binghamton.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement with Brett Blumberg
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2022

Datchat, Inc.

/s/ Darin Myman
Darin Myman

Chief Executive Officer